EXHIBIT 10.75


                             ASSIGNMENT OF TAX CLAIM


         Assignment dated as of ___________________, 2002, given by TRAVIS BOATS & MOTORS, INC. ("Assignor") to TRANSAMERICA COMMERCIAL FINANCE CORPORATION, as agent ("Assignee") for Transamerica Commercial Finance Corporation, GE Commercial Distribution Finance Corporation and TMRC, L.L.P.

         1. For value received, the receipt of which is hereby acknowledged, Assignor hereby sells, assigns, transfers and sets over to Assignee all monies and claims from monies due and/or to become due to the Assignor from the United States of America or any department or agency thereof (hereinafter called the "Government"), arising out of any application in the name of Assignor for an income tax refund for any tax year, filed or to be filed at any time or from time to time by Assignor with the Internal Revenue Service, including, but not limited to, the application in the name of Assignor for an income tax refund for tax year 2002 (individually, a "Tax Refund" and collectively, the "Tax Refunds").

         2. The Assignor hereby specifically and irrevocably authorizes and directs the Government to make all payments under any Tax Refund directly to the Assignee and hereby irrevocably authorizes and empowers the Assignee, and appoints the Assignee, its executors, administrators and assigns, its true and lawful attorney with full power of substitution and revocation, as such Assignee, to ask, demand, receive, receipt and give acquittance for any and all amounts which may be or become due or payable or remain unpaid at any time or times to the Assignor by the Government under and pursuant to any Tax Refund and to endorse any checks, drafts or other orders for the payment of money payable to the Assignor in payment thereof, and in the Assignee's discretion to file any claims or to take any action or proceeding either in its own name or in the name of the Assignor or otherwise, which to the Assignee may deem to be necessary and advisable, and to execute any necessary closing agreement and any necessary waivers of the statute of limitation. It is expressly understood that the Assignee shall receive copies of all communications and proceedings in connection with the aforesaid claims, but shall not be required or obliged in any manner to make any demand or to make any inquire as to the nature or sufficiency of any payment received by it, or to present or file any claim or to take any other action to collect or enforce the payment of any amounts which may have been assigned to the Assignee or to which the Assignee may be entitled hereunder at any time or times.

         3. Assignor represents and warrants to Assignee that (A) it is the lawful owner of all rights to the Tax Refunds; (B) Assignor has the right to assign the Tax Refunds to Assignee; (C) Assignor's rights in and to the Tax Refunds are free from all liens and encumbrances: (D) Assignor will warrant and defend the Tax Refunds against the claims and demands of all persons and entities; (E) no other assignment of any Tax Refund has been made by Assignor; and (F) this Assignment constitutes a first and superior assignment of the Tax Refunds having priority over any other person or entity.

         4. Assignor agrees (A) that if any Tax Refund, or any portion of any Tax Refund, is paid to Assignor at any time or from time to time, Assignor will receive and hold the same in trust for Assignee and Assignor will forthwith upon receipt of such Tax Refund deliver such Tax Refund to Assignee in the identical form of payment received by the Assignor; and (B) that it will execute and deliver all such further instruments and due all such further acts and things as Assignee may reasonably request or shall be necessary or desirable to further and more perfectly assure to Assignee its rights to the Tax Refunds.

         IN WITNESS WHEREOF, Assignor has duly executed this Assignment as of the date first above written.

                                          TRAVIS BOATS & MOTORS, INC.


                                          By:  ______________________________
                                          Title:  ___________________________

STATE OF _______  )
                         ) SS.
COUNTY OF _______ )

         I, ____________________, a Notary Public in and for said County, in the
State         aforesaid,         DO         HEREBY         CERTIFY,         that
_________________________________________   of  Travis  Boats  &  Motors,   Inc.
personally is known to me to be the same person whose names is subscribed to the foregoing instrument as such ______________, appears before me this day in person and acknowledged that such person signed and delivered the said instrument as such person's own free and voluntary act and as the free and voluntary act of said corporation, for the uses and purposes therein set forth.

         GIVEN under my hand and notarial seal this day of ___________, 2002.



                                                  -----------------------------
                                                          NOTARY PUBLIC


My Commission Expires:


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